INCOME TAXES	12 Months Ended
Dec. 31, 2016
INCOME TAXES
INCOME TAXES
NOTE 7 — INCOME TAXES

The Company has $28.2 million of net operating loss carryforwards and $1.8 million of research tax credit carryforwards as of December 31, 2016. The net operating loss carryforwards and research tax credit carryforwards begin to expire in 2034 and will be utilized for tax purposes at such time the Company generates taxable income. The utilization of these net operating loss carryforwards may also be limited to the extent the Company has certain ownership changes.

The components of the net deferred income tax asset at December 31, 2016 and 2015 are as follows:

	2016	2015
Deferred tax assets:
Net operating loss carryforwards	$12,577,138	$11,353,162
Share-based compensation	3,578,769	2,023,572
Research and development credit carryforwards	1,808,123	1,205,464
Gross deferred tax assets	17,964,030	14,582,198
Less valuation allowance	(17,964,030)	(14,582,198)
Net deferred tax asset	$—	$—

In assessing the realizability of deferred tax assets, the Company considers whether it is more-likely-than-not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences representing net future deductible amounts become deductible. After consideration of all the evidence, both positive and negative, the Company has recorded a full valuation allowance against their net deferred tax assets at December 31, 2016 because the Company has determined that it is more-likely-than-not that these assets will not be fully realized.

The Company reserves 100% of the deferred tax asset because under GAAP accounting rules this is required for all pre-revenue companies. In the event the Company becomes profitable for a period of two or more years, with future expectations at that time of profitability for future years prior to any significant change in its equity capitalization, the Company would have an opportunity to realize benefit from the deferred tax asset at such time in the future.

Utilization of the Company’s net operating loss carryforwards and research and development credit carryforwards may be subject to a substantial annual limitation due to an “ownership change” that may have occurred, or that could occur in the future, as defined and required by Section 382 of the Internal Revenue Code of 1986, as amended, as well as similar state provisions. These ownership changes may limit the amount of net operating loss carryforwards and research and development credit carryforwards, and other tax attributes that can be utilized annually to offset future taxable income and tax, respectively. Any limitation may result in the expiration of a portion of the net operating loss carryforwards or research and development credit carryforwards before utilization.

In general, an “ownership change” results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50% of the outstanding stock of a company by certain stockholders or public groups. The Company has not performed a study to assess whether an ownership change has occurred or whether there have been multiple ownership changes since the Company’s formation, and will complete such study before the use of any of the aforementioned attributes.

The Company did not have unrecognized tax benefits as of December 31, 2016, and does not expect this to change significantly over the next twelve months. The Company recognizes interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. As of December 31, 2016, the Company has not accrued interest or penalties related to any uncertain tax positions.

A reconciliation of income tax expense (benefit) at the statutory Federal income tax rate and income taxes as reflected in the financial statements for each of the years ended December 31, 2016 and 2015 is as follows:

	2016	2015
Federal income tax expense at statutory rate	(34.0)%	(34.0)%
Permanent differences	15.3	0.1
Change in valuation allowance	15.8	33.9
Other	2.9	—
Effective income tax rate	—%	—%

The Company has generated research credits but has not conducted a study to document the qualified activities. This study may result in an adjustment to research and development credit carryforwards; however, until a study is completed and any adjustment is known, no amounts are being presented as an uncertain tax position for these years. A full valuation allowance has been provided against research and development credits and, if an adjustment is required, this adjustment to the deferred tax asset established for the research and development credit carryforwards would be offset by an adjustment to the valuation allowance.

The Company files income tax returns in the U.S. Federal jurisdiction, and various state and local jurisdictions.